OAKWOOD MORTGAGE INVESTORS, INC. 1997-A         REPORT DATE:  June 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER            POOL REPORT # 5
REMITTANCE REPORT                                                    Page 1 of 6
REPORTING MONTH:                  June, 1997



                                Scheduled Principal Balance of Contracts

--------------------------------------------------------------------------------------------------
Beginning                                                                         Ending
Principal           Scheduled       Prepaid        Liquidated    Contracts        Principal
Balance             Principal       Principal      Principal     Repurchased      Balance
-------------------------------------------------------------------------------------------------
180,107,841.34     (274,203.15)    (692,308.55)   (125,182.07)       0.00       179,016,147.57
=================================================================================================

 Scheduled                        Scheduled                                     Amount
 Gross           Servicing        Pass Thru       Liquidation     Reserve       Available for    Limited      Total
 Interest        Fee              Interest        Proceeds        Fund Draw     Distribution     Guarantee    Distribution
--------------------------------------------------------------------------------------------------------------------------
1,584,202.22     150,089.87      1,434,112.35      74,384.20         0.00       2,625,098.12       0.00       2,625,098.12
==========================================================================================================================

Class A-6 Liquidity Account
        Beginning                                       Investment       Balance Before     Reserve        Reserve
         Balance               Deposits     Distrib.     Interest     Current Distribution  Fund Draw      Fund Deposit
----------------------------------------------------------------------------------------------------------------------------
        302,905.35               0.00      -1,236.22     1,203.63           302,872.76         0.00           0.00
============================================================================================================================

                                               Reserve Fund Required Balance
                                               -------------------------------------
Balance After                                  Before Current    After Current
Current Distribution      Excess               Distribution      Distribution
-----------------------------------------      -------------------------------------
    302,872.76           1,203.63                301,669.13         301,669.13
=========================================      =====================================

Class B-1 Liquidity Account
        Beginning                                       Investment       Balance Before     Reserve        Reserve
         Balance               Deposits     Distrib.     Interest     Current Distribution  Fund Draw      Fund Deposit
----------------------------------------------------------------------------------------------------------------------------
        328,881.48               0.00      -1,342.23     1,306.84           328,846.09         0.00           0.00
============================================================================================================================


                                               Reserve Fund Required Balance
                                               -------------------------------------
Balance After                                  Before Current    After Current
Current Distribution      Excess               Distribution      Distribution
-----------------------------------------      -------------------------------------
    328,846.09           1,306.84                327,539.25         327,539.25
=========================================      =====================================

                                  Certificate Account
-----------------------------------------------------------------------------------------
Beginning              Deposits                                Investment       Ending
 Balance       Principal       Interest      Distributions     Interest        Balance
-----------------------------------------------------------------------------------------
831,264.92   1,074,829.13    1,509,674.79    (2,597,567.05)     2,567.37      820,769.16
=========================================================================================

          P&I Advances at Distribution Date
-----------------------------------------------------
 Beginning     Recovered      Current       Ending
 Balance        Advances      Advances      Balance
-----------------------------------------------------
640,748.30     611,175.60    701,970.93    731,543.63
=====================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A            REPORT DATE:  June 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER               POOL REPORT # 5
REMITTANCE REPORT
REPORTING MONTH:             June, 1997               Page 2 of 6



Class B Crossover Test                                                      Test Met?
--------------------------------------------------------------              ---------
(a) Remittance date on or after September 2001                                  Y


(b) Average 60 day Delinquency rate less than or equal to 5%                 #DIV/0!

(c) Average 30 day Delinquency rate less than or equal to 7%                 #DIV/0!


(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates



               Sep 2001- Feb 2003                     7%                        N
               March 2003-Feb 2004                    8%                        N
               March 2004 and thereafter              9%                        N




(e) Current realized loss ratio less than or equal to 2.75%                     Y


(f) Does Class B Percentage equal or
     exceed                                  25.376%
     of stated scheduled pool balance

               Beginning B-1 balance                           17,586,000.00
               Beginning B-2 balance                            9,255,770.00
                                                              --------------

                                                               26,841,770.00

               Divided by beginning pool
               balance                                        180,107,841.34
                                                              --------------
                                                                      14.903%   N
                                                              ==============


 Average 60 day delinquency ratio:



                            Over 60s         Pool Balance               %
                       --------------------------------------------------------

 Current Mo               2,639,638.23      179,016,147.57            1.47%
 1st Preceding Mo                 0.00        1,638,488.18            0.00%
 2nd Preceding Mo                 0.00                0.00           #DIV/0!
                                                Divided by              3
                                                                  -------------
                                                                     #DIV/0!
                                                                  =============

 Average 30 day delinquency ratio:



                            Over 30s         Pool Balance               %
                       --------------------------------------------------------

 Current Mo               5,159,615.88      179,016,147.57            2.88%
 1st Preceding Mo                 0.00        3,821,871.40            0.00%
 2nd Preceding Mo                 0.00                0.00           #DIV/0!
                                                Divided by              3
                                                                  -------------
                                                                     #DIV/0!
                                                                  =============
 Cumulative loss ratio:

                     Cumulative losses           81,436.24
                                            --------------
 Divided by Initial Certificate Principal   185,107,770.00           0.044%
                                                                  =============


 Current realized loss ratio:


                           Liquidation           Pool
                                Losses          Balance
                          --------------------------------

Current Mo                   50,797.88      179,016,147.57
1st Preceding Mo                  0.00           28,075.42
2nd Preceding Mo                  0.00                0.00
                                                                     0.341%
                                                                  =============

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  REPORT DATE:  June 6, 1997
REMITTANCE REPORT                                     POOL REPORT # 5
REPORTING MONTH:             June, 1997               Page 3 of 6



                                                                  Delinquency Analysis

                                              31 to 59 days         60 to 89 days         90 days and Over     Total Delinq.
                No. of       Principal              Principal             Principal             Principal             Principal
                Loans        Balance          #      Balance        #      Balance        #      Balance       #       Balance
                ----------------------------------------------------------------------------------------------------------------
Excluding Repos  5,191    178,168,562.81     78    2,477,578.22    36    1,159,267.01    20     675,185.89    134   4,312,031.12
          Repos     28        847,584.76      2       42,399.43     8      199,478.40    18     605,706.93     28     847,584.76
                ----------------------------------------------------------------------------------------------------------------
          Total  5,219    179,016,147.57     80    2,519,977.65    44    1,358,745.41    38   1,280,892.82    162   5,159,615.88
                ================================================================================================================
                                                                                                              3.1%          2.88%
                                                                                                          ======================

                                                Repossession Analysis

                 Active Repos                 Reversal        Current Month
                 Outstanding                (Redemption)      Repos                Cumulative Repos
                       Principal             Principal             Principal             Principal
                 #      Balance        #       Balance        #      Balance       #       Balance
                -----------------------------------------------------------------------------------
Excluding Repos 28    647,584.76       0           0.00      13    329,810.89     42   1,123,589,88

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  REPORT DATE:  June 6, 1997
REMITTANCE REPORT                                     POOL REPORT # 5
REPORTING MONTH:             June, 1997

REPOSSESSION LIQUIDATION REPORT                       Page 4 of 6

                               Liquidated                                                           Net
Account        Customer         Principal      Sales        Insur.      Total     Repossession   Liquidation     Unrecov.
 Number          Name            Balance     Proceeds       Refunds    Proceeds     Expenses      Proceeds       Advances
--------------------------------------------------------------------------------------------------------------------------
110563-4   Hendricks, Darrell   17,642.51     2,800.00      201.67     3,001.67         0.00      3,001.67       1,342.48
111273-9   Antel, Matthew       14,446.53    11,000.00      213.72    11,213.72         0.00     11,213.72         894.40
105969-0   Smith Jr, Michael    27,174.34    31,600.00      752.22    32,352.22     2,313.95     30,038.27       1,166.88
105145-7   Roberts, Linda        7,706.23     1,200.00      392.00     1,592.00         0.00      1,592.00         942.68
106062-3   Hammerback, Chad     18,093.49     2,830.19    1,309.99     4,140.18         0.00      4,140.18       1,134.72
106397-3   Varner, James        12,408.57     3,000.00    1,156.56     4,156.56         0.00      4,156.56         770.96
105466-7   Mitchell, David      27,710.40    19,000.00      615.91    19,615.91     2,839.80     16,776.11       1,230.56
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                                                                           0.00                       0.00
                               -------------------------------------------------------------------------------------------
                               125,182.07    71,430.19    4,642.07    76,072.26     5,153.75     70,918.51       7,482.68
                               ===========================================================================================



                                                    Net          Current
Account        Customer          FHA Insurance     Pass Thru    Period Net    Cumulative
 Number          Name               Coverage       Proceeds    Gain/(Loss)    Gain/(Loss)
-----------------------------------------------------------------------------------------
110563-4   Hendricks, Darrell          0.00        1,659.19    (15,983.32)
111273-9   Antel, Matthew              0.00       10,319.32     (4,127.21)
105969-0   Smith Jr, Michael           0.00       28,871.39      1,697.05
105145-7   Roberts, Linda              0.00          649.32     (7,056.91)
106062-3   Hammerback, Chad            0.00        3,005.46    (15,088.03)
106397-3   Varner, James               0.00        3,385.60     (9,022.97)
105466-7   Mitchell, David        10,948.37       26,493.92     (1,216.49)
                                       0.00            0.00          0.00
                                       0.00            0.00          0.00
                                       0.00            0.00          0.00
                                       0.00            0.00          0.00
                                       0.00            0.00          0.00
                                       0.00            0.00          0.00
                                       0.00            0.00          0.00
                                       0.00            0.00          0.00
                                       0.00            0.00          0.00
                                       0.00            0.00          0.00
                                       0.00            0.00          0.00
                                       0.00            0.00          0.00
                                       0.00            0.00          0.00
                                ------------------------------------------
                                  10,948.37       74,384.20    (50,797.88)    (81,436.24)
                                =========================================================
                                                                                    0.00
                                                                           ==============

As a percentage of the aggregate cut-off date principal balance

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  REPORT DATE:  June 6, 1997
REMITTANCE REPORT                                     POOL REPORT # 5
REPORTING MONTH:             June, 1997

CERTIFICATE PRINCIPAL ANALYSIS                        Page 5 of 6

PRINCIPAL

                               Original           Beginning        Beginning       Current         Current        Ending
          Cert.               Certificate        Certificate       Carryover      Principal       Principal      Carryover
          Class                Balances           Balances         Principal         Due             Paid        Principal
--------------------------------------------------------------------------------------------------------------------------
A-1                           36,152,000.00      31,152,071.34        0.00      1,091,693.77    1,091,693.77       0.00
A-1 Outstanding Writedown                                 0.00                          0.00

A-2                           32,798,000.00      32,798,000.00        0.00              0.00            0.00       0.00
A-2 Outstanding Writedown                                 0.00                          0.00

A-3                           23,683,000.00      23,683,000.00        0.00              0.00            0.00       0.00
A-3 Outstanding Writedown                                 0.00                          0.00

A-4                           11,771,000.00      11,771,000.00        0.00              0.00            0.00       0.00
A-4 Outstanding Writedown                                 0.00                          0.00

A-5                           37,665,000.00      37,665,000.00        0.00              0.00            0.00       0.00
A-5 Outstanding Writedown                                 0.00                          0.00

A-6                           16,197,000.00      16,197,000.00        0.00              0.00            0.00       0.00
A-6 Outstanding Writedown                                 0.00                          0.00

B-1                           17,586,000.00      17,586,000.00        0.00              0.00            0.00       0.00
B-1 Outstanding Writedown                                 0.00                          0.00

B-2                            9,255,770.00       9,255,770.00        0.00              0.00            0.00       0.00
B-2 Outstanding Writedown                                 0.00                          0.00
                             ---------------------------------------------------------------------------------------------
                             185,107,770.00     180,107,841.34        0.00      1,091,693.77    1,091,693.77       0.00
                             =============================================================================================


                                                  Ending                       Principal Paid
          Cert.                  Writedown      Certificate         Pool         Per $1,000
          Class                   Amounts        Balances          Factor       Denomination
---------------------------------------------------------------------------------------------
A-1                                0.00        30,060,377.57      83.14997%        30.20
A-1 Outstanding Writedown          0.00                 0.00          0.00          0.00

A-2                                0.00        32,798,000.00     100.00000%         0.00
A-2 Outstanding Writedown          0.00                 0.00          0.00          0.00

A-3                                0.00        23,683,000.00     100.00000%         0.00
A-3 Outstanding Writedown          0.00                 0.00          0.00          0.00

A-4                                0.00        11,771,000.00     100.00000%         0.00
A-4 Outstanding Writedown          0.00                 0.00          0.00          0.00

A-5                                0.00        37,665,000.00     100.00000%         0.00
A-5 Outstanding Writedown          0.00                 0.00          0.00          0.00

A-6                                0.00        16,197,000.00     100.00000%         0.00
A-6 Outstanding Writedown          0.00                 0.00          0.00          0.00

B-1                                0.00        17,586,000.00     100.00000%         0.00
B-1 Outstanding Writedown          0.00                 0.00          0.00          0.00

B-2                                0.00         9,255,770.00     100.00000%         0.00
B-2 Outstanding Writedown          0.00                 0.00          0.00          0.00
                           ---------------------------------
                                   0.00       179,016,147.57
                           =================================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  REPORT DATE:  June 6, 1997
REMITTANCE REPORT                                     POOL REPORT # 5
REPORTING MONTH:             June, 1997

CERTIFICATE INTEREST ANALYSIS                         Page 6 of 6


      Certificate                  Remittance    Beginning        Current          Total           Interest          Ending
         Class                        Rate        Balance         Accrual           Paid          Shortfall         Balance
                                  -----------------------------------------------------------------------------------------
A-1                                 5.76750%       0.00         149,724.64       149,724.64          0.00            0.00
A-1  Carryover Interest                0.00        0.00               0.00             0.00          0.00            0.00
A-1  Writedown Interest                0.00        0.00               0.00             0.00          0.00            0.00

A-2                                 6.40000%       0.00         174,922.67       174,922.67          0.00            0.00
A-2  Carryover Interest                0.00        0.00               0.00             0.00          0.00            0.00
A-2  Writedown Interest                0.00        0.00               0.00             0.00          0.00            0.00

A-3                                 6.65000%       0.00         131,243.29       131,243.29          0.00            0.00
A-3  Carryover Interest                0.00        0.00               0.00             0.00          0.00            0.00
A-3  Writedown Interest                0.00        0.00               0.00             0.00          0.00            0.00

A-4                                 6.85000%       0.00          67,192.79        67,192.79          0.00            0.00
A-4  Carryover Interest                0.00        0.00               0.00             0.00          0.00            0.00
A-4  Writedown Interest                0.00        0.00               0.00             0.00          0.00            0.00

A-5                                 7.12500%       0.00         223,635.94       223,635.94          0.00            0.00
A-5  Carryover Interest                0.00        0.00               0.00             0.00          0.00            0.00
A-5  Writedown Interest                0.00        0.00               0.00             0.00          0.00            0.00

A-6                                 7.45000%       0.00         100,556.38       100,556.38          0.00            0.00
A-6  Carryover Interest                0.00        0.00               0.00             0.00          0.00            0.00
A-6  Writedown Interest                0.00        0.00               0.00             0.00          0.00            0.00

B-1                                 7.45000%       0.00         109,179.75       109,179.75          0.00            0.00
B-1  Carryover Interest                0.00        0.00               0.00             0.00          0.00            0.00
B-1  Writedown Interest                0.00        0.00               0.00             0.00          0.00            0.00

B-2                                 8.02500%       0.00          61,897.96        61,897.96          0.00            0.00
B-2  Carryover Interest                0.00        0.00               0.00             0.00          0.00            0.00
B-2  Writedown Interest                0.00        0.00               0.00             0.00          0.00            0.00

Limited Guarantee                                  0.00               0.00             0.00          0.00            0.00

X                                             30,638.36         415,758.93       364,961.06     50,797.87       81,436.23

R                                                  0.00               0.00             0.00          0.00            0.00

Service Fee                                        0.00         150,089.87       150,089.87          0.00            0.00
                                                        -------------------------------------------------
                                              30,638.36       1,584,202.22     1,533,404.35     50,797.87       81,436.23

Disbursed as follows:
----------------------------------
X Proceeds to Class A-6 Liquidity Account                                              0.00
X Proceeds to Class B-1 Liquidity Account                                              0.00
Service Fee to Class B-1 Liquidity Account                                             0.00
                                                                           ----------------
                                                                               1,533,404.35
                                                                           ================

                                  Interest Paid
      Certificate                  Per $1,000             Cert.         TOTAL
         Class                    Denomination            Class      DISTRIBUTION
                             ----------------------------------------------------
A-1                                  4.81                  A-1       1,241,418.41
A-1  Carryover Interest              0.00
A-1  Writedown Interest              0.00

A-2                                  5.33                  A-2         174,922.67
A-2  Carryover Interest              0.00
A-2  Writedown Interest              0.00

A-3                                  5.54                  A-3         131,243.29
A-3  Carryover Interest              0.00
A-3  Writedown Interest              0.00

A-4                                  5.71                  A-4          67,192.79
A-4  Carryover Interest              0.00
A-4  Writedown Interest              0.00

A-5                                  5.94                  A-5         223,635.94
A-5  Carryover Interest              0.00
A-5  Writedown Interest              0.00

A-6                                  6.21                  A-6         100,556.38
A-6  Carryover Interest              0.00
A-6  Writedown Interest              0.00

B-1                                  6.21                  B-1         109,179.75
B-1  Carryover Interest              0.00
B-1  Writedown Interest              0.00

B-2                                  6.69                  B-2          61,897.96
B-2  Carryover Interest              0.00
B-2  Writedown Interest              0.00

Limited Guarantee                                  Limited Guarantee         0.00

X                                                           X          364,961.06

R                                                           R                0.00

Service Fee                                                            150,089.87
                                                                     ------------
                                                                     2,625,098.12
                                                                     ============